Schedule of Investments(a)
January 31, 2021
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–99.73%
Integrated Oil & Gas–51.27%
BP PLC, ADR (United Kingdom)	317,740	$7,060,183
Cenovus Energy, Inc. (Canada)	1,264,987	7,468,740
Chevron Corp.	204,151	17,393,665
Eni S.p.A. (Italy)	849,818	8,578,502
Equinor ASA (Norway)	546,101	9,765,216
Exxon Mobil Corp.	346,449	15,534,773
Galp Energia SGPS S.A. (Portugal)	712,724	7,122,399
Royal Dutch Shell PLC, Class A, ADR (United Kingdom)	256,903	9,477,152
Suncor Energy, Inc. (Canada)	475,557	7,954,772
TOTAL SE (France)	420,479	17,750,995
		108,106,397
Oil & Gas Equipment & Services–4.02%
Baker Hughes Co., Class A	221,785	4,455,661
Tenaris S.A., ADR	260,732	4,030,917
		8,486,578
Oil & Gas Exploration & Production–31.43%
Apache Corp.	438,163	6,256,968
Cabot Oil & Gas Corp.	237,448	4,352,422
Canadian Natural Resources Ltd. (Canada)	264,358	5,972,475
Cimarex Energy Co.	147,748	6,232,011
ConocoPhillips	288,182	11,535,925
Devon Energy Corp.	507,993	8,361,565
Diamondback Energy, Inc.	89,805	5,091,045
Hess Corp.	81,120	4,378,858
Shares		Value
Oil & Gas Exploration & Production–(continued)
Marathon Oil Corp.	668,179	$4,837,616
Pioneer Natural Resources Co.	76,505	9,249,454
		66,268,339
Oil & Gas Refining & Marketing–6.63%
Phillips 66	104,201	7,064,828
Valero Energy Corp.	122,633	6,920,180
		13,985,008
Oil & Gas Storage & Transportation–6.38%
Cheniere Energy, Inc.(b)	131,187	8,308,073
Plains All American Pipeline L.P.	614,093	5,139,958
		13,448,031
Total Common Stocks & Other Equity Interests (Cost $287,072,191)		210,294,353
Money Market Funds–0.26%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(c)(d)	231,387	231,387
Invesco Liquid Assets Portfolio, Institutional Class, 0.05%(c)(d)	56,836	56,859
Invesco Treasury Portfolio, Institutional Class, 0.01%(c)(d)	264,442	264,442
Total Money Market Funds (Cost $552,717)		552,688
TOTAL INVESTMENTS IN SECURITIES–99.99% (Cost $287,624,908)		210,847,041
OTHER ASSETS LESS LIABILITIES—0.01%		23,011
NET ASSETS–100.00%		$210,870,052

Investment Abbreviations:
ADR	– American Depositary Receipt
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the nine months ended January 31, 2021.

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value January 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$3,580,599	$11,954,904	$(15,304,116)	$-	$-	$231,387	$1,017
Invesco Liquid Assets Portfolio, Institutional Class	2,449,148	8,539,217	(10,931,509)	(626)	629	56,859	2,621
Invesco Treasury Portfolio, Institutional Class	4,092,113	13,662,747	(17,490,418)	-	-	264,442	872
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	52,276,049	(52,276,049)	-	-	-	679*
Invesco Private Prime Fund	-	21,339,811	(21,340,144)	-	333	-	838*
Total	$10,121,860	$107,772,728	$(117,342,236)	$(626)	$962	$552,688	$6,027

*	Represents the income earned on the investment of cash collateral. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying notes which are an integral part of this schedule.
Invesco Energy Fund

(d)	The rate shown is the 7-day SEC standardized yield as of January 31, 2021.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco Energy Fund

Notes to Quarterly Schedule of Portfolio Holdings
January 31, 2021
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of January 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$167,077,241	$43,217,112	$—	$210,294,353
Money Market Funds	552,688	—	—	552,688
Total Investments	$167,629,929	$43,217,112	$—	$210,847,041
NOTE 2—Coronavirus (COVID-19) Pandemic
During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective, as stated in the most recent shareholder report. Because of the uncertainties on valuation, the global economy and business operations, values reflected in the Schedule of Investments may materially differ from the value received upon actual sales of those investments.
The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.
Invesco Energy Fund